                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            --------------------------------------------------------
                  (Originator of the Trust referred to herein)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
            --------------------------------------------------------
                      (Issue with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


     United States                     333-7575                  22-2382028
----------------------------     ------------------------     ------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


         802 Delaware Avenue, Wilmington, Delaware                19801
         -------------------------------------------------        --------------
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000


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Item 5. Other Events:


        Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

        On August 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibit

               Exhibits             Description
               ----------           ---------------

               20.1 Monthly Certificateholder's statements with respect to the August 15, 2000 distribution.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 25, 2000

                                     By: THE CHASE MANHATTAN BANK, USA, NATIONAL
                                     ASSOCIATION
                                     as Servicer

                                     By: /s/ Patricia Garvey

                                        -----------------------------------
                                     Name: Patricia Garvey
                                     Title: Vice President


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                                               INDEX TO EXHIBITS
                                               ----------------------------

Exhibit No.                                    Description
---------------                                -----------------
20.1                                           Certificateholder Report dated
                                               8/15/2000 delivered pursuant to
                                               Section 5.7 of the Pooling and
                                               Servicing Agreement dated as of
                                               September 1, 1996.